UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 29, 2026

MERLIN, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-42392	98-1797826
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

100 Causeway St., Floor 23

Boston, MA 02114

(Address of principal executive offices, including zip code)

(857) 201-3979

Registrant’s telephone number, including area code

129 South Street

Boston, MA 02111

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	MRLN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

Private Placement

Securities Purchase Agreement

On April 29, 2026, Merlin, Inc., a Delaware corporation (the “Company”), entered into a securities purchase agreement (the “Purchase Agreement”) with the purchaser named therein (the “Purchaser”), for the private placement (the “Private Placement”) of 8 million shares of the Company’s common stock, par value $0.0001 per share (the “Shares”), at a price per share of $10.00, and warrants (the “Warrants,” and together with the Shares, the “Securities”) exercisable for an aggregate of 4 million shares of Common Stock (the “Underlying Shares”), for aggregate gross proceeds of approximately $80 million. Subject to the satisfaction of customary closing conditions, the Company intends to close the Private Placement and issue the Securities on May 1, 2026. The Company intends to use the net proceeds from the Private Placement to support revenue generation and long-term value creation, including to advance and expand Merlin’s core platform development, fund regulatory approval activities, scale program capacity, and support the execution and expansion of existing and new customer contracts.

The Purchase Agreement contains customary representations, warranties, covenants and agreements by the Company, indemnification obligations of the Company and the Purchaser, including for liabilities under the Securities Act of 1933, as amended (the “Securities Act”), and other obligations of the parties. The representations, warranties, covenants and agreements contained in the Purchase Agreement reflect negotiations between the parties to the Purchase Agreement and are not intended as statements of fact to be relied upon by stockholders, or any individual or other entity other than the parties. In particular, the representations, warranties, covenants and agreements in the Purchase Agreement may be subject to limitations agreed by the parties, including having been modified or qualified by certain confidential disclosures that were made between the parties in connection with the negotiation of the Purchase Agreement, and having been made for purposes of allocating risk among the parties rather than establishing matters of fact. In addition, the parties may apply standards of materiality in a way that is different from what may be viewed as material by investors. As such, the representations and warranties in the Purchase Agreement may not describe the actual state of affairs at the date they were made, or at any other time, and you should not rely on them as statements of fact. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Purchase Agreement, and unless required by applicable law, the Company undertakes no obligation to update such information. In accordance with the terms of the Certificate of Designation of the Company’s 12.0% Series A Cumulative Convertible Preferred Stock (the “Preferred Stock”), the issuance of the Securities in the Private Placement is expected to result in an adjustment to the conversion price of the Preferred Stock pursuant to the anti-dilution provisions set forth therein, as well as a corresponding adjustment to the exercise price of certain existing warrants to purchase common stock pursuant to the anti-dilution provisions set forth therein.

The Private Placement is exempt from the registration requirements of the Securities Act pursuant to the exemption for transactions by an issuer not involving any public offering under Section 4(a)(2) of the Securities Act and in reliance on similar exemptions under applicable state laws. The Purchaser represented that it is an accredited investor within the meaning of Rule 501(a) of Regulation D and is acquiring the Securities and Underlying Shares as principal for its own account and not with a view to or for distributing or reselling the Securities and Underlying Shares. The Securities and Underlying Shares were offered without any general solicitation by the Company or its representatives. The Securities and Underlying Shares sold and issued in the Private Placement have not been registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent registration with the Securities and Exchange Commission (“SEC”) or an applicable exemption from the registration requirements of the Securities Act.

Registration Rights Agreement

In addition, in connection with the Private Placement, the Amended and Restated Registration Rights Agreement, dated as of March 16, 2026, by and among the Company and the other parties thereto, was amended and restated by the Company and the Holders (as defined therein) of at least a majority in interest of the aggregate Registrable Securities (as defined therein) at the time of the amendment (the “Second A&R Registration Rights Agreement”). Pursuant to the Second A&R Registration Rights Agreement, the Company has agreed to file a registration statement with the SEC on or prior to the 30th calendar day following the execution of the Second A&R Registration Rights Agreement (subject to certain exceptions) for purposes of registering the resale of the Registrable Securities, including the Securities and Underlying Shares (the “Registration Statement”), to use commercially reasonable efforts to have such Registration Statement declared effective within the time period set forth in the Second A&R Registration Rights Agreement, and to keep the Registration Statement effective until the date that all registrable securities covered by the Registration Statement are no longer Registrable Securities.

The foregoing descriptions of the Purchase Agreement and the Second A&R Registration Rights Agreement do not purport to be complete and are qualified in their entirety by reference to the Purchase Agreement, the Form of Second Amended and Restated Registration Rights Agreement and the Form of Common Stock Purchase Warrant filed as Exhibits 10.1, 10.2 and 4.1, respectively, to this Current Report on Form 8-K and incorporated herein by reference. Such exhibits have been included to provide investors with information regarding their respective terms and are not intended to provide any factual information about the Company.

Item 3.02. Unregistered Sales of Equity Securities

The information under Item 1.01 of this Current Report on Form 8-K related to the Securities and Underlying Shares is incorporated herein by reference.

This Current Report on Form 8-K does not constitute an offer to sell any securities or a solicitation of an offer to buy any securities, nor shall there be any sale of any securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Item 7.01. Regulation FD Disclosure

On April 29, 2026, the Company issued a press release announcing the Private Placement, which is furnished herewith as Exhibit 99.1.

The information provided under this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, is “furnished” and shall not be deemed “filed” with the SEC or incorporated by reference in any filing under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or the Securities Act.

Cautionary Note Regarding Forward-Looking Statements

Certain matters discussed in this Current Report on Form 8-K, including Exhibit 99.1, are or contain “forward-looking statements” within the meaning of Section 27A of the Securities Act, Section 21E of the Exchange Act and the Private Securities Litigation Reform Act of 1995. These statements, which involve risks and uncertainties include statements relating to the Private Placement and its expected benefits, including anticipated timing of closing and funding and use of proceeds. Such statements can be identified by the fact that they do not relate strictly to historical or current facts. Words such as “anticipate”, “believe”, “can”, “continue”, “could”, “estimate”, “expect”, “forecast”, “intend”, “may”, “might”, “plan”, “possible”, “potential”, “predict”, “project”, “seek”, “should”, “strive”, “target”, “will”, “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from our expectations.

The Company believes that all forward-looking statements made in this Current Report have a reasonable basis, but there can be no assurance that management’s expectations, beliefs or projections as expressed in the forward-looking statements will actually occur or prove to be correct. Factors that could cause actual results to differ materially from those discussed in the forward-looking statements herein include, but are not limited to: (i) the failure of any one or more of the assumptions stated above to prove to be correct; (ii) the occurrence of any event, change or other circumstances that could give rise to an amendment or termination of the Purchase Agreement; (iii) litigation and any unexpected costs, charges or expenses resulting from the Purchase Agreement and the other transactions contemplated thereby; (iv) potential adverse reactions or changes to business relationships resulting from the announcement of the Purchase Agreement; and (v) the risks relating to forward-looking statements and other “Risk Factors” discussed in the Company’s 424(b)(3) Prospectus dated April 21, 2026, and additional risk factors that may be identified from time to time in future filings of the Company. The Company disclaims any obligation to update information contained in these forward-looking statements whether as a result of new information, future events or developments, or otherwise.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits:

The following exhibits are attached with this current report on Form 8-K:

Exhibit No.	Description
4.1	Form of Common Stock Purchase Warrant.
10.1†	Securities Purchase Agreement, dated as of April 29, 2026, by and between the Company and the Purchaser.
10.2	Form of Second Amended and Restated Registration Rights Agreement.
99.1	Press Release, dated April 29, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

†	The annexes schedules, and certain exhibits to this Exhibit have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Registrant hereby agrees to furnish supplementally a copy of any omitted annex, schedule or exhibit to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 29, 2026	MERLIN, INC.

	By:	/s/ Ryan Carrithers
	Name:	Ryan Carrithers
	Title:	Chief Financial Officer

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